Exhibit 25.1
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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549
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                                   FORM T-1
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              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                    A TRUSTEE PURSUANT TO SECTION 305(b)(2)
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                   JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
              (Exact name of trustee as specified in its charter)

                                                                  13-4994650
(Jurisdiction of incorporation                              (I.R.S. employer
  if not a national bank)                                identification No.)

1111 Polaris Parkway
Columbus, Ohio                                                         43271
(Address of principal executive offices)                          (Zip Code)

                              Pauline E. Higgins
                 Vice President and Assistant General Counsel
                   JPMorgan Chase Bank, National Association
                      707 Travis Street, 4th Floor North
                             Houston, Texas 77002
                              Tel: (713) 216-1436
           (Name, address and telephone number of agent for service)
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                         USAA AUTO OWNER TRUST 2006-2
                         USAA AUTO OWNER TRUST 2006-3
                         USAA AUTO OWNER TRUST 2006-4
                         USAA AUTO OWNER TRUST 2006-5
                         USAA AUTO OWNER TRUST 2007-1
                         USAA AUTO OWNER TRUST 2007-2
                         USAA AUTO OWNER TRUST 2007-3
                         USAA AUTO OWNER TRUST 2007-4
                  and each other USAA AUTO OWNER TRUST 200_-_
              that issues notes under the registration statement
              (Exact name of obligor as specified in its charter)

Delaware                                                      to be applied for
 (State or other jurisdiction of                               (I.R.S. employer
incorporation or organization)                              identification No.)

c/o _____________, as Owner Trustee
___________ (Address of principal executive offices)        ________ (Zip Code)



                              Asset Backed Notes
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                        (Title of indenture securities)

                                    GENERAL

Item 1.  General Information.

         Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.

             Comptroller of the Currency, Washington, D.C.

             Board of Governors of the Federal Reserve System, Washington, D.C., 20551

             Federal Deposit Insurance Corporation, Washington, D.C., 20429.

         (b) Whether it is authorized to exercise corporate trust powers.

              Yes.


Item 2.  Affiliations with the Obligor and Guarantors.

         If the obligor or any guarantor is an affiliate of the trustee, describe each such affiliation.

         None.

Item 16.   List of Exhibits

           List below all exhibits filed as a part of this Statement of Eligibility.

           1. A copy of the Articles of Association of JPMorgan Chase Bank, N.A. (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-106575 which is incorporated by reference).

           2. A copy of the Certificate of Authority of the Comptroller of the Currency for the trustee to commence business. (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 333-106575 which is incorporated by reference).

           3. None, the authority of the trustee to exercise corporate trust powers being contained in the documents described in Exhibits 1 and 2.

           4. A copy of the existing By-Laws of the Trustee. (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-106575 which is incorporated by reference).

           5.  Not applicable.

           6. The consent of the Trustee required by Section 321(b) of the Act. (see Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 333-106575 which is incorporated by reference).

           7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

           8.  Not applicable.

           9.  Not applicable.

                                   SIGNATURE

           Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, JPMorgan Chase Bank, N.A., a national banking association organized under the laws of the United States, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 17th day of May, 2006.

                                         JPMORGAN CHASE BANK, N.A.

                                         By /s/ Aranka Paul
                                            ------------------------------------
                                            Aranka Paul
                                            Assistant Vice President

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                            Exhibit 7 to Form T-1

              J. P. Morgan Trust Company, National Association
                            Statement of Condition

                                   31-Dec-05

                                                                       ($000)
    Assets
    Cash and Due From Banks                                            25,733
    Securities                                                        215,596
    Loans and Leases                                                  135,923
    Premises and Fixed Assets                                           6,802
    Intangible Assets                                                 349,515
    Goodwill                                                          202,094
    Other Assets                                                       47,157
                                                          --------------------
        Total Assets                                                  982,820
                                                          ====================


    Liabilities
    Deposits                                                           96,108
    Other Liabilities                                                  54,523
                                                          --------------------
        Total Liabilities                                             150,631

    Equity Capital
    Common Stock                                                          600
    Surplus                                                           701,587
    Retained Earnings                                                 130,002
                                                          --------------------
        Total Equity Capital                                          832,189
                                                          --------------------

        Total Liabilities and Equity Capital                          982,820
                                                          ====================

              J. P. Morgan Trust Company, National Association
                            Statement of Condition


                                   30-Sep-05

                                                                    ($000)
Assets
Cash and Due From Banks                                             44,924
Securities                                                         214,539
Loans and Leases                                                   115,633
Premises and Fixed Assets                                            7,396
Intangible Assets                                                  356,469
Goodwill                                                           202,094
Other Assets                                                        43,434
                                                       --------------------
     Total Assets                                                  984,489
                                                       ====================


Liabilities
Deposits                                                           119,305
Other Liabilities                                                   47,817
                                                       --------------------
     Total Liabilities                                             167,122

Equity Capital
Common Stock                                                           600
Surplus                                                            701,587
Retained Earnings                                                  115,180
                                                       --------------------
     Total Equity Capital                                          817,367
                                                       --------------------

     Total Liabilities and Equity Capital                          984,489
                                                       ====================